UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     August 31, 2004
                                                --------------------

                               NationsHealth, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-50348                    061688360
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(State or other jurisdiction       (Commission                 (IRS Employer
        of incorporation)          File Number)              Identification No.)


13650 N.W. 8th Street, Suite 109, Sunrise, Florida                 33325
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (954) 903-5000
                                                  ------------------------------

                       Millstream Acquisition Corporation
  425 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087, (610) 293-2511
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01 OTHER EVENTS.

     On August 31, 2004, NationsHealth, Inc. (formerly known as Millstream Acquisition Corporation) issued a press release announcing that it had completed its merger with NationsHealth Holdings, L.L.C. A copy of the press release is attached as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 1, 2004             NATIONSHEALTH, INC.

                                       By:    /s/ Glenn M. Parker, M.D.
                                              ----------------------------------
                                                 Name:  Glenn M. Parker, M.D.
                                                 Title: Chief Executive Officer

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

                                INDEX TO EXHIBITS

NUMBER          EXHIBIT
------          -------

99.1             Press Release dated August 31, 2004

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